UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date  of  report  (Date  of  earliest  event  reported):   June  18, 2010

                           ORBIT INTERNATIONAL CORP.
                           -------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


               0-3936                            11-1826363
       ----------------------            -------------------------------
      (Commission File Number)          (IRS Employer Identification No.)

                   80 Cabot Court, Hauppauge, New York 11788
                   -----------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (631) 435-8300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously
   satisfy the filing obligation of the registrant under any of the following provisions
                     (see General Instruction A.2. below):

__   Written  communications  pursuant  to Rule 425 under the Securities Act (17
CFR  230.425)

__   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

__   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

__   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))

ITEM  5.07     SUBMISSION  OF  MATTERS  TO  A  VOTE  OF  SECURITY  HOLDERS

     On June 18, 2010, the following proposals were submitted to the stockholders of Orbit International Corp. (the "Company") at its annual meeting of stockholders: (i) the election of seven (7) directors and (ii) the ratification of the appointment of Amper, Politziner & Mattia, LLP as the Company's independent registered public accounting firm for the fiscal year 2010.

The  following  are  the  final  vote  results  for  each  proposal.

(i) The Company's stockholders elected each of the following seven directors to serve on the Company's Board of Directors until their successors are duly elected and qualified by the following vote:

ELECTION OF DIRECTORS         VOTES FOR          VOTES WITHHELD
---------------------       ------------        ----------------
    Dennis Sunshine           2,318,277              523,633
    Bruce Reissman            2,650,664              191,246
    Mitchell Binder           2,744,081               97,829
    Bernard Karcinell         1,038,403            1,803,507
    Lee Feinberg              2,329,982              511,928
    Sohail Malad              1,253,381            1,588,529
    Frederic Gruder           1,850,942              990,968

     (ii) The Company's stockholders ratified the appointment of Amper, Politziner & Mattia, LLP as the Company's independent registered public accounting firm for the fiscal year 2010 by the following vote:

VOTES FOR          VOTES AGAINST          VOTES WITHHELD
---------         --------------          --------------
4,356,698             15,765                  172,113

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ORBIT INTERNATIONAL CORP.


Date: June 21, 2010                       /s/ Dennis Sunshine
                                          ---------------------
                                          Name: Dennis Sunshine
                                          Title:  Chief Executive Officer and
                                          President